EXHIBIT 10.3

                              ENDORSEMENT AGREEMENT
                              ---------------------

     THIS AGREEMENT, made and entered into as of this 26th of April 2004, by and between World Golf League Inc., and Fred Funk, c/o Axcess Sports &
Entertainment,  LLC,  One Independent Drive, Suite 2602, Jacksonville, FL 32202:

                                   WITNESSETH:
                                   -----------

     WHEREAS, Player (Fred Funk) is recognized as a highly skilled professional golfer.

     WHEREAS, Company (World Golf League, Inc.) desires to obtain the rights to use the name, fame, image and athletic renown of Player in connection with the advertisement and promotion of its products as provided herein.

     NOW,  THEREFORE,  the  parties  agree  as  follows:

1.   Definitions.  As  used  herein, the following terms shall be defined as set
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forth below:

(a) "Contract Period" shall mean that period of time commencing on April 26th, 2004 and concluding April 26th 2004, unless terminated sooner as provided herein.

(b) "Services" shall mean use of Player in television advertising and/or commercial-tie-ins with Company products/services

(c) "Player Identification" means the right to use, subject to the provisions hereof, Player's name, fame, nickname, initials, autograph, voice, video or film portrayals, facsimile signature, photograph, likeness and image or facsimile image, and any other means of endorsement by Player used in connection with the advertisement and promotion of Company's Services.

(d)  "Contract  Territory"  shall  mean  Worldwide.

2.   Grant  of  Rights.  In  consideration  of  the  remuneration  to be paid to
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Player  pursuant  hereto,  Player grants to Company the right and license during the Contract Period to use the Player Identification solely in connection with the advertisement and promotion of Company's Services within the Contract Territory solely in connection with the advertisement and promotion of Services. It is understood that Company may not use the Player Identification in connection with any items for sale or resale, other than Company Services as specified herein. The foregoing rights to use the Player Identification is limited to television, radio and print advertising, advertising published over the Internet (provided such material is limited to advertising only), public relations materials, point-of-sale displays, free standing inserts, direct mail and billboards. Company shall ensure that all uses of Player Identification comply with applicable law.

3.   Prior  Approval.  Company  agrees  that  neither  use  of  the  Player
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Identification  nor  any  item used in connection with the Player Identification will be made hereunder unless and until the same has been approved by player. Player agrees that any material, advertising or otherwise, submitted for approval as provided herein may be deemed by Company to have been approved hereunder if the same is not disapproved in writing within ten (1) business days after receipt thereof. Player agrees that any material submitted hereunder will not be unreasonably disapproved and, if it is disapproved, that Company will be advised of the specific grounds therefore. If Company desires immediate approval of advertising material hereunder, Company shall have the right to directly contact Player's authorized agent to obtain such approval. Company agrees to protect, indemnify and save harmless Player and his authorized agent, or any of them, from and against any and all expenses, damages, claims, suits, actions, judgments and costs whatsoever, arising out of, or in any way connected with, any advertising material furnished by, or on behalf of, Company.

4.   Services  of  Player.  (a)  If  Company  desires  to  utilize  the services
     -------------------
of Player at a Company sponsored event, Player agrees to make (1) personal appearance as mutually agreed upon and at places reasonably convenient to his schedule. Such appearances shall not exceed (2) hours unless otherwise agreed upon. Company connection with such services. Company further understands that failure to utilize services of Player pursuant to this section shall not result in any reduction in payments to Player hereunder nor may the obligation to provide services be carried beyond the Contract Period. The obligation of Player to provide his services is subject to the condition that payments to Player are current and up to date.

(b) Company will desire to utilize services of Players for a one to two hour commercial taped tie-in with Company, Player and Company must mutually agree upon reasonable time and place of commercial activity.

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(c)  If  Company  desires  to  utilize  the  services  of  Player  as a model in connection with Company advertising to promote its products in excess of one (1) personal appearance and the commercial one to two hour tie-in as mutually agreed upon and at places reasonably convenient to his schedule, each additional appearance will be at a rate of $40,000 per day. Any additional appearances by Player at $40,000 shall be subject to Player's sole approval, no matter how arbitrary or capricious Player might be in refusal. Such appearances shall not exceed two (2) hours unless otherwise agreed upon. Company agrees that it will reimburse Player for all reasonable travel, lodging and meal expenses incurred by Player in connection with such services. Company further understands that failure to utilize services of Player pursuant to this section shall not result in any reduction in payments to Player hereunder nor may the obligation to provide services be carried beyond the Contract Period. The obligation of Player to proved his services is subject to the condition that payments to Player are current and up to date.

(d) Should Company use Player in television advertising to promote Company's Services, Company will make all applicable required union scale and pension and welfare payments. Company and Player will mutually agree on the portion of the Annual Fee that shall be allocated for such broadcast services.

(e) If Company confirms Player availability and an illness, injury or other cause beyond Player's control prevents Player's appearance on that date, then the parties will reschedule for another date, subject always to Players prior bona fide commitments. Player non-appearance for the foregoing reasons in not a breach of this Agreement and Player is not responsible for any expenses incurred by Company in connection with that nonappearance.

5.   Marketing  Rights.  The  general  marketing  rights  are  outlined  below.
     ----------------

(a) During the term of the Agreement, Company is granted use of Player likeness and facsimile in advertising and promotion of the Company.

(b) During Contract Period, one (1) personal appearance (not to exceed two hours). Player and Company will mutually agree upon the nature of the appearances (may include but not limited speaking engagements, golf exhibitions, appearances at corporate meetings). Time and place of appearances to be mutually agreed upon by Player and Company.

6.   Payments.  Base  fee  payment  of $75,000 shares of World Golf League Stock
     --------
(the stock must be available for sale immediately) payable upon Agreement execution. Additional appearances above and beyond the one (1) guaranteed personal appearance and commercial tie-in, Company will pay Player within five
(5) days of the execution of this contract. Player may elect to have payments made by check, wire transfer, or bank transfer. Unless such election has been made in writing, all payments shall be made by check drawn to the order of "Axcess Sports, Inc." Past due payments hereunder shall bear interest at the rate of (a) one and one-half percent (1-1/2%) per month, or (b) the maximum interest rate permissible under law, whichever is less. All amounts herein are in United States Dollars.

7.   Authorized  Agent.  Player  hereby  designates Axcess Sports Inc, Attention
     ----------------
Michael Huyghue as his authorized agent for all purposes hereunder. All notices of submissions to be made or delivered by Company to Player pursuant to this Agreement shall be delivered to said address free of all charges such as, for example, shipping charges and customs charges. In the event that any such charges are paid by Player or by his authorized agent, Company agrees to make prompt reimbursement.

8.   Default.  (1)  if  either  party  at  any  time  during the Contract Period
     -------
shall (i) fail to make any payment or any sum of money herein specified to be made, or (ii) fail to observe or perform any of the covenants, agreements or obligations hereunder (other than the payment of money), the nondefualting party may terminate this Agreement as follows: as to (i) if such payment is not made within ten (10) days after the defaulting party shall have received written notice of such failure to make payment, or as to (ii) if such default is not cured within thirty (30) days after the defaulting party shall have received written notice specifying in reasonable detail the nature of such default. In order to be a sufficient notice hereunder, any such written notice shall specify in detail each item of default and shall specify the provision of this Agreement which applies to each item of default, and shall specify in detail the action the defaulting party is required to take in order to cure each item of default. The termination rights set forth in this section shall not constitute the exclusive remedy of the nondefaulting party hereunder, however, and if default is made by either party hereunder, the other may resort to such other remedies as said party would have been entitled to if this section had been omitted from the Agreement, subject to the terms of this Agreement. Termination under the provision of this section shall be without prejudice to any rights or claims which the terminating party may otherwise have against the defaulting party, and if Company is the defaulting party, Company shall be responsible for any and all payments due under the terms of this Agreement in addition to other liabilities set forth above.

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(b)  If  Company  shall  become  bankrupt or insolvent, or if Company's business shall be place din the hands of a receiver, assignee or trustee, whether by voluntary act of Company or otherwise, the Contract Period shall, at the election of Player, immediately terminate.

9.   Termination  for  Cause
     -----------------------
     Player may terminate this agreement for cause if either of these two events occur:

     (PGA Tour Prohibition)
(a) If during the term of this agreement, the PGA Tour or any other authorized group of the PGA Tour mandates against Player from fulfilling his responsibilities pursuant to this agreement the Player will be permitted to terminate this agreement for cause and have no monetary obligations to company going forward.

     (Conduct Unbecoming)
(b) To the extent Company engages in any conduct or activity that sheds a negative or disparaging light on Company and/or Player- then Player may terminate this agreement for cause.

10.  Representation.  Company  hereby  represents/  warrants  and covenants that
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its  business is in good standing and not currently in violation of any federal, state,  or  local  laws,  regulations,  rules  or  ordinances.

11.  Confidentiality.  Company  accepts  that  compensation  paid  to  Player is
     ---------------
private, confidential, and a trade secret. Company also agrees that violation of said confidentiality is hard to determine and Company also agrees to $100,000 in liquidated damages should they violate Player's confidentiality.

12.  Use  of  Player  Identification  After  Termination.  From  and  after  the
     ---------------------------------------------------
termination of the Contract Period all of the rights of Company to the use of the Player Identification shall cease absolutely and Company shall not thereafter use or refer to the Player Identification in advertising or promotion in any manner whatsoever. It is further agreed that following termination of the Contract Period, Company shall not advertise, promote, distribute or sell any item whatsoever in connection with the use of any name, figure, design, logo, trademark or trade name similar to or suggestive of the Player Identification.

13.  Trademarks.  Company  agrees  that  it  till  not file, during the Contract
     ----------
Period or thereafter, any application for trademark registration or otherwise obtain or attempt to obtain owndership0 of any trademark or trade name within the Contract Territory or in any other country of the world which consists of the Player Identification or any mark, design or logo intended to make reference to Player. In the event that, prior to commencement of the Contract Period, Company has filed one or more applications for registration of any such trademark, or otherwise has obtained any rights to such trademark, Company agrees to cause such applications and/or trademarks to be assigned and transferred to Player forthwith.

14.  Reservation  of  Rights.  All  rights  not  herein  specifically granted to
     -----------------------
Company shall remain the property of Player to be used in any manner the Player deem appropriate. Company understand that Player have reserved the right to authorize others to use Player Identification within the Contract Territory and during the Contract Period in connection with all tangible and intangible items and services other than Services themselves.

15.  Indemnity.  Company  and  Player  mutually  agree to protect, indemnity and
     ---------
save harmless party, and its authorized agent, or any of them, from and against any and all expenses, damages, claims, suits, actions, judgments and costs whatsoever, including reasonable attorney's fees, arising out of, or in any way connected with, actions or omissions of other party, any advertising material furnished by, or on behalf of, other party or any claim or action for personal injury, death or other cause of action involving alleged defects in other party's Services or products. Company agrees to provide and maintain, at its own expense, general commercial and errors and omissions insurance with limits no less than $3,000,000 and naming Player as an additional named insured. Within thirty (30) days from the date hereof, Company will submit to Player evidence of such policy, requiring that the insurer shall not terminate or materially modify such without written notice to Player at least twenty (20) days in advance thereof.

16.  Limited  Liability. Notwithstanding anything to the contrary herein, in the
     -----------------
event Company incurs any expenses, damages or other liabilities (including, without limitation, reasonable attorney's fees) in connection with the performance or non-performance of any term or provision hereof, Player liability to Company shall not exceed the remuneration, excluding reimbursement of expenses, actually paid to Player by Company. In no event will Player be liable for any indirect, incidental, reliance, special or consequential damages arising out of the performance or non-performance of the Agreement, whether or not Player had been advised of the possibility of such damages.

17.  Waiver.  The  failure  of  either  party  at  any  time  or times to demand
     ------
strict performance by the other of any of the terms, covenants or conditions set forth herein shall not be construed as a continuing waiver or relinquishment thereof and each may at any time demand strict and complete performance by the other of said terms, covenants and conditions. Any waiver of such rights must be set fort in writing.

18.  Severability.  If  any  provision  of  this  Agreement  shall  be  declared
     ------------
illegal, invalid, void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

19.  Assignment.  This  Agreement shall bind and inure to the benefit of Player,
     ----------
and the successors and assigns of Player. The rights granted Company hereunder are personal to it, shall be used only by it or its affiliate and shall not without the prior written consent of Player be transferred or assigned to any other party, except to World Golf League, Inc. Company may transfer or assign right to World Golf League, Inc. without prior written notice or consent.

20.  Governing  Law/Mediation/Arbitration.  (a) This agreement shall be governed
     -----------------------------------
by, and its provisions enforced in accordance with, the laws of the State of Florida, without regard to its principals of conflicts of laws.

(a) Any dispute arising under this Agreement will be first referred for resolution to Company and Player respective designees to the extent that the designees of the parties cannot resolve the dispute within five (5) business days of referral to them, the parties agree to try in good faith to settle the dispute by non-binding mediation under the Commercial Mediation Rules of the American Arbitration Association before resorting to arbitration. If after three
(3) days of mediation with the mediator, the dispute is not settled, or if the mediator declares an impasse prior to the end of the three (3) day period, the aggrieved party may pursue binding arbitration as set forth below. Any and all mediation hearings shall be held in Jacksonville, FL unless the parties agree otherwise.

(b) In the event a dispute arises under this agreement which cannot be resolved through mediation, such dispute shall be submitted to arbitration and resolved by a single arbitrator (who shall be a lawyer not employed by or associated with either party to this agreement) in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. All such arbitration shall take place at the office of the American Arbitration Association located in Cleveland, Ohio. Each [arty is entitled to depose one (1) fact witness and any expert witness retained by the other party, and to conduct such other discovery as the arbitrator deems appropriate. The award or decision rendered by the arbitrator shall be final, binding and convulsive and judgment may be entered upon such award by any court.

21.  No  Joint  Venture.  This  Agreement  does  not constitute and shall not be
     -----------------
construed as constituting an association, partnership, joint venture or relationship of principal and agent or employer and employee between Player and Company. Neither party shall have any right to obligate or bind the other party in any manner whatsoever, and except as expressly set forth herein, nothing herein contained shall give, or is intended to give, any rights of any kind to any third person.

22.  Entire  Agreement.  This  writing  constitutes the entire agreement between
     ----------------
the parties hereto and may not be changed or modified except by a writing signed by the party or parties to be charged thereby.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

World Golf League


By:     /s/ MICHAEL S. PAGNANO               /s/ FRED FUNK
        ----------------------               -------------
Name:     Michael S. Pagnano                 Player:  Fred Funk
Title:     President and CEO

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